Taxes on Income - Schedule of Composition (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Schedule of Composition [Abstract]
Net operating losses carried forward	$ 7,494	$ 13,744
Intangible assets, fixed asset and right-of-use assets	(33,526)	(36,021)
Lease liabilities	1,309	767
Differences in measurement basis (cash basis for tax purposes)	1,228	377
Other	14,451	8,783
Total	$ (9,044)	$ (12,350)